FPA U.S. Core Equity Fund, Inc.

(Ticker Symbol: FPPFX)

Supplement dated May 18, 2023, to the
Prospectus and Statement of Additional Information ("SAI"),
each dated April 28, 2023.

*** IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION ***

The Board of Directors of FPA U.S. Core Equity Fund, Inc. (the "Acquired Fund") has approved an Agreement and Plan of Reorganization (the "Plan") for the Acquired Fund, providing for the reorganization of the Acquired Fund into a newly created shell series (the "Acquiring Fund") of FPA Funds Trust, a Delaware statutory trust (the "Reorganization").

The Acquiring Fund and its corresponding Acquired Fund will have identical investment objectives, investment strategies and fundamental investment policies. Following the Reorganization, the Acquired Fund's current investment adviser, First Pacific Advisors, LP (the "Adviser"), will continue to serve as the investment adviser to the Acquiring Fund. The portfolio manager responsible for the day-to-day portfolio management of the Acquired Fund will continue to be responsible for the day-to-day portfolio management of the Acquiring Fund.

The Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value ("NAV") equal to the aggregate NAV of the Acquired Fund. The Acquired Fund will then immediately distribute to its shareholders the portion of shares of the Acquiring Fund to which each shareholder is entitled. Upon completion of the Reorganization, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, receiving shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Acquired Fund owned by the shareholders on the closing date of the Reorganization. Shareholders of the Acquired Fund will receive the same class of shares of the Acquiring Fund. The Reorganization is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. The Adviser will pay all costs associated with the Reorganization.

No vote of the shareholders of the Acquired Fund is required to approve the Reorganization. A Prospectus/Information Statement that contains important information about the Reorganization and the Acquiring Fund, including information about investment strategies, risks, fees and expenses, will be mailed before the consummation of the Reorganization to holders of the Acquired Fund's shares in June 2023. The Reorganization is expected to take effect in the third quarter of 2023.

Please file this Supplement with your records.